Exhibit 99.1

KINDRED HEALTHCARE COMPLETES EQUITY OFFERING

LOUISVILLE, Ky. (June 25, 2014) – Kindred Healthcare, Inc. (“Kindred” or the “Company”) (NYSE:KND) today announced that it has closed the underwritten public offering (the “Offering”) for an aggregate of 9,000,000 shares of Kindred common stock. The Company granted the underwriters a 30-day option to purchase up to an additional 1,350,000 shares of Kindred common stock. Citigroup and Morgan Stanley & Co. LLC acted as the joint book-running managers and PNC Capital Markets LLC and Wells Fargo Securities, LLC acted as the co-managers for the Offering.

Kindred intends to use the net proceeds from the Offering to finance potential acquisitions or for general corporate purposes, including paying down the Company’s existing indebtedness.

“By successfully raising equity capital through this public offering, Kindred is now even better positioned to continue investing in growth for the benefit of patients, employees and shareholders,” said Kindred Chief Executive Officer Paul J. Diaz. “Our proposed combination with Gentiva Health Services, Inc. (“Gentiva”) (NASDAQ:GTIV) is just one of the accretive, value-enhancing opportunities we are pursuing. As Gentiva’s Board and management team review our enhanced $14.50 per share cash tender offer, we remain hopeful that they will acknowledge the compelling benefits of uniting with Kindred and begin good-faith discussions to make this combination a reality.”

This press release is neither an offer to sell nor a solicitation of an offer to buy any of the common stock or any other security of Kindred, nor shall there be any sale of the common stock or any other security of Kindred in any jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

The Offering is being made pursuant to an effective shelf registration statement that has been filed with the Securities and Exchange Commission (the “SEC”). A final prospectus supplement and the accompanying prospectus related to the Offering have been filed with the SEC and are available on the SEC website. Copies of the final prospectus supplement and the accompanying prospectus relating to the Offering may be obtained from Citigroup Global Markets Inc., c/o Broadridge Financial Solutions, 1155 Long Island Avenue, Edgewood, New York 11717, by phone at 800-831-9146 or by email at BATProspectusdept@citi.com, and Morgan Stanley & Co. LLC, Attn: Prospectus Department, 180 Varick Street, 2nd Floor, New York, New York 10014.

Forward-Looking Statements

This press release includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements include, but are not limited to, statements regarding the Company’s anticipated use of proceeds from the Offering, the tender offer for Gentiva common stock and the Company’s proposed business combination transaction with Gentiva (including financing of the proposed transaction and the benefits, results, effects and timing of a transaction), all statements regarding the Company’s (and the Company and Gentiva’s combined) expected future financial position, results of operations, cash flows, dividends, financing plans, business strategy, budgets, capital expenditures, competitive positions, growth opportunities, plans and objectives of management, and statements containing the words such as “anticipate,” “approximate,” “believe,” “plan,” “estimate,” “expect,” “project,” “could,” “would,” “should,” “will,” “intend,” “may,” “potential,” “upside,” and other similar expressions. Statements in this press release

- MORE -

680 South Fourth Street Louisville, Kentucky 40202

502.596.7300 www.kindredhealthcare.com

Kindred Healthcare Completes Equity Offering

June 25, 2014

concerning the business outlook or future economic performance, anticipated profitability, revenues, expenses, dividends or other financial items, and product or services line growth of the Company (and the combined businesses of the Company and Gentiva), together with other statements that are not historical facts are forward-looking statements that are estimates reflecting the best judgment of the Company based upon currently available information.

Such forward-looking statements are inherently uncertain, and stockholders and other potential investors must recognize that actual results may differ materially from the Company’s expectations as a result of a variety of factors, including, without limitation, those discussed below, set forth in the Company’s Annual Report on Form 10-K and in its reports on Forms 10-Q and 8-K. Such forward-looking statements are based upon management’s current expectations and include known and unknown risks, uncertainties and other factors, many of which the Company is unable to predict or control, that may cause the Company’s actual results, performance or plans to differ materially from any future results, performance or plans expressed or implied by such forward-looking statements. These statements involve risks, uncertainties and other factors discussed below and detailed from time to time in the Company’s filings with the SEC.

Risks and uncertainties related to the tender offer and proposed transaction with Gentiva include, but are not limited to, uncertainty as to whether the Company will further pursue, enter into or consummate the offer or any transaction on the proposed terms or on other terms, potential adverse reactions or changes to business relationships resulting from the announcement or completion of the offer or any transaction, uncertainties as to the timing of the offer or any transaction, adverse effects on the Company’s stock price resulting from the announcement or consummation of the offer or any transaction or any failure to complete the offer or any transaction, competitive responses to the announcement or consummation of the offer or any transaction, the risk that regulatory, licensure or other approvals and financing required for the consummation of the offer or any transaction are not obtained or are obtained subject to terms and conditions that are not anticipated, costs and difficulties related to the integration of Gentiva’s businesses and operations with the Company’s businesses and operations, the inability to obtain, or delays in obtaining, cost savings and synergies from the offer or any transaction, uncertainties as to whether the consummation of the offer or any transaction will have the accretive effect on our earnings or cash flows that we expect, unexpected costs, liabilities, charges or expenses resulting from the offer or any transaction, litigation relating to the offer or any transaction, the inability to retain key personnel, and any changes in general economic and/or industry-specific conditions.

Many of these factors are beyond the Company’s control. The Company cautions investors that any forward-looking statements made by the Company are not guarantees of future performance. The Company disclaims any obligation to update any such factors or to announce publicly the results of any revisions to any of the forward-looking statements to reflect future events or developments.

Additional Information

This press release is provided for informational purposes only and does not constitute an offer to purchase or the solicitation of an offer to sell any securities of Gentiva. The solicitation and offer to buy Gentiva common stock have been made pursuant to an offer to purchase and related materials, as they may be amended from time to time. Investors and shareholders should read those filings carefully as they contain important information, including the terms and conditions of the offer. The offer to purchase and related materials, as well as Kindred’s other public filings, have been filed with the SEC and may be obtained without charge at the SEC’s website at www.sec.gov and at Kindred’s website at www.kindredhealthcare.com. The offer to purchase and related materials may also be obtained for free by contacting the information agent for the tender offer, D.F. King & Co., Inc. at (212) 269-5550 (collect) or (800) 859-8508 (toll-free) or by email at gentivaoffer@dfking.com.

- MORE -

Kindred Healthcare Completes Equity Offering

June 25, 2014

About Kindred Healthcare

Kindred Healthcare, Inc., a top-150 private employer in the United States, is a FORTUNE 500 healthcare services company based in Louisville, Kentucky with annual revenues of $5 billion and approximately 63,000 employees in 47 states. At March 31, 2014, Kindred through its subsidiaries provided healthcare services in 2,313 locations, including 100 transitional care hospitals, five inpatient rehabilitation hospitals, 99 nursing centers, 22 sub-acute units, 157 Kindred at Home hospice, home health and non-medical home care locations, 105 inpatient rehabilitation units (hospital-based) and a contract rehabilitation services business, RehabCare, which served 1,825 non-affiliated facilities. Ranked as one of Fortune magazine’s Most Admired Healthcare Companies for six years in a row, Kindred’s mission is to promote healing, provide hope, preserve dignity and produce value for each patient, resident, family member, customer, employee and shareholder we serve. For more information, go to www.kindredhealthcare.com.

Contacts

Media Susan Moss Senior Vice President, Marketing and Communications Kindred Healthcare, Inc. 502-596-7296 or	Investors and Analysts Hank Robinson Senior Vice President, Tax and Treasurer Kindred Healthcare, Inc. 502-596-7732
Andy Brimmer / Andrew Siegel Joele Frank, Wilkinson Brimmer Katcher 212-355-4449

- END -